Financial Supplement
2014 First Quarter Report

Corporate Headquarters	FBL Financial Group, Inc.
5400 University Avenue
West Des Moines, Iowa 50266-5997
(515) 225-5400
Financial Inquiries	For more information contact:
Jim Brannen
Chief Executive Officer
Jim.Brannen@FBLFinancial.com
(515) 225-5631

Don Seibel
Chief Financial Officer
Don.Seibel@FBLFinancial.com
(515) 226-6399

Kathleen Till Stange
Corporate & Investor Relations Vice President
Kathleen.TillStange@FBLFinancial.com
(515) 226-6780
Internet Information	FBL Financial Group, Inc.
www.fblfinancial.com
Stock Symbol	NYSE: FFG
Transfer Agent	American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
http://www.amstock.com

NOTE 1: In addition to net income, we have consistently used operating income, a non-GAAP financial measure common in the life insurance industry, as a primary economic measure to evaluate our financial performance. Operating income for the periods presented equals net income adjusted to eliminate the impact of realized gains and losses on investments and changes in net unrealized gains and losses on derivatives.

We use operating income, in addition to net income, to measure our performance since realized gains and losses on investments and the change in net unrealized gains and losses on derivatives can fluctuate greatly from quarter to quarter. These fluctuations make it difficult to analyze core operating trends. A view of our operating performance without the impact of these mismatches and nonrecurring items enhances the analysis of our results. We use operating income for goal setting, determining short-term incentive compensation and evaluating performance on a basis comparable to that used by many in the investment community.

NOTE 2: Certain financial information presented herein may not add due to rounding.

FBL Financial Group, Inc.
Consolidated Balance Sheets (Unaudited)
(Dollars in thousands)

	March 31, 2014	December 31, 2013
Assets
Investments:
Fixed maturities - available for sale, at fair value (amortized cost: 2014 - $5,931,034; 2013 - $5,828,539)	$6,342,428	$6,081,753
Equity securities - available for sale, at fair value (cost: 2014 - $96,061; 2013 - $90,071)	100,384	91,555
Mortgage loans	586,021	575,861
Real estate	4,075	4,084
Policy loans	178,692	176,993
Short-term investments	67,593	108,677
Other investments	1,648	1,079
Total investments	7,280,841	7,040,002

Cash and cash equivalents	32,221	6,370
Securities and indebtedness of related parties	117,212	116,305
Accrued investment income	81,397	75,186
Amounts receivable from affiliates	3,708	3,145
Reinsurance recoverable	100,626	100,001
Deferred acquisition costs	287,758	335,514
Value of insurance in force acquired	18,691	23,579
Other assets	72,199	67,266
Assets held in separate accounts	694,570	693,955

Total assets	$8,689,223	$8,461,323

FBL Financial Group, Inc.
Consolidated Balance Sheets (Continued)
(Dollars in thousands)

	March 31, 2014	December 31, 2013
Liabilities and stockholders' equity
Liabilities:
Future policy benefits:
Interest sensitive products	$4,357,708	$4,278,871
Traditional life insurance and accident and health products	1,529,062	1,515,139
Other policy claims and benefits	36,451	45,530
Supplementary contracts without life contingencies	346,070	349,761
Advance premiums and other deposits	249,954	240,441
Amounts payable to affiliates	—	408
Long-term debt payable to non-affiliates	97,000	97,000
Current income taxes	2,657	1,499
Deferred income taxes	163,417	122,839
Other liabilities	88,538	71,089
Liabilities related to separate accounts	694,570	693,955
Total liabilities	7,565,427	7,416,532

Stockholders' equity:
FBL Financial Group, Inc. stockholders' equity:
Preferred stock, without par value, at liquidation value - authorized 10,000,000 shares, issued and outstanding 5,000,000 Series B shares	3,000	3,000
Class A common stock, without par value - authorized 88,500,000 shares, issued and outstanding 24,690,439 shares in 2014 and 24,742,942 shares in 2013	139,969	134,993
Class B common stock, without par value - authorized 1,500,000 shares, issued and outstanding 11,413 shares in 2014 and 2013	72	72
Accumulated other comprehensive income	188,547	119,067
Retained earnings	792,172	787,609
Total FBL Financial Group, Inc. stockholders' equity	1,123,760	1,044,741
Noncontrolling interest	36	50
Total stockholders' equity	1,123,796	1,044,791
Total liabilities and stockholders' equity	$8,689,223	$8,461,323

FBL Financial Group, Inc.
Consolidated Statements of Comprehensive Income (Unaudited)
(Dollars in thousands, except per share data)

	Three months ended March 31,
	2014	2013
Revenues:
Interest sensitive product charges	$27,091	$25,304
Traditional life insurance premiums	45,492	44,934
Net investment income	92,631	90,810
Net realized capital gains (losses) on sales of investments	(540)	3,932

Total other-than-temporary impairment losses	—	(646)
Non-credit portion in other comprehensive income	—	—
Net impairment losses recognized in earnings	—	(646)
Other income	3,861	3,714
Total revenues	168,535	168,048

Benefits and expenses:
Interest sensitive product benefits	53,380	48,292
Traditional life insurance benefits	41,497	39,806
Policyholder dividends	3,345	3,358
Underwriting, acquisition and insurance expenses	33,444	35,024
Interest expense	1,212	1,975
Other expenses	4,128	4,384
Total benefits and expenses	137,006	132,839
	31,529	35,209
Income taxes	(10,228)	(11,583)
Equity income, net of related income taxes	1,648	1,312
Net income	22,949	24,938
Net loss attributable to noncontrolling interest	43	28
Net income attributable to FBL Financial Group, Inc.	$22,992	$24,966

Comprehensive income attributable to FBL Financial Group, Inc.	$92,472	$30,870

Earnings per common share	$0.92	$0.97
Earnings per common share - assuming dilution	$0.91	$0.96

Cash dividends per common share	$0.35	$0.11

FBL Financial Group, Inc.
Consolidated Statements of Operating Income
(Dollars in thousands, except per share data)

	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014
Operating revenues:
Interest sensitive product charges	$25,292	$26,848	$32,177	$27,216	$27,091
Traditional life insurance premiums	44,934	46,058	43,883	46,069	45,492
Net investment income	91,402	93,579	94,449	93,226	92,321
Other income	3,714	3,696	3,288	3,808	3,861
Total operating revenues	165,342	170,181	173,797	170,319	168,765

Benefits and expenses:
Interest sensitive product benefits	48,509	48,721	53,438	53,222	53,501
Traditional life insurance benefits	39,798	40,263	39,726	40,675	41,497
Policyholder dividends	3,358	3,395	3,244	3,322	3,345
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	8,184	7,391	5,696	6,139	5,653
Amortization of deferred acquisition costs	6,102	9,462	7,978	6,810	7,947
Amortization of value of insurance in force acquired	537	782	632	549	449
Other underwriting expenses	20,105	19,183	19,857	19,232	19,364
Total underwriting, acquisition and insurance expenses	34,928	36,818	34,163	32,730	33,413
Interest expense	1,975	1,838	1,833	1,217	1,212
Other expenses	4,384	4,818	5,037	4,175	4,128
Total benefits and expenses	132,952	135,853	137,441	135,341	137,096
	32,390	34,328	36,356	34,978	31,669
Income taxes	(10,596)	(11,253)	(11,694)	(11,491)	(10,276)
Net loss attributable to noncontrolling interest	28	34	68	35	43
Equity income, net of related income taxes	1,312	2,528	1,829	1,741	1,648
Operating income	23,134	25,637	26,559	25,263	23,084

Realized gains/losses on investments, net of offsets	1,895	4,413	406	1,492	(328)
Change in net unrealized gains/losses on derivatives, net of offsets	(63)	(463)	88	197	236
Net income attributable to FBL Financial Group, Inc.	$24,966	$29,587	$27,053	$26,952	$22,992

Operating income per common share - assuming dilution	$0.89	$0.98	$1.02	$1.00	$0.92
Earnings per common share - assuming dilution	$0.96	$1.13	$1.04	$1.07	$0.91

Weighted average common shares outstanding (in thousands):
Basic	25,598	25,833	25,770	24,896	24,937
Effect of dilutive securities	272	243	260	233	180
Diluted	25,870	26,076	26,030	25,129	25,117

Operating return on equity, excluding AOCI - last twelve months	9.3%	9.8%	10.7%	10.8%	10.8%
Operating return on equity, including AOCI - last twelve months	7.3%	7.7%	8.5%	8.9%	9.0%

FBL Financial Group, Inc.
Segment Information

We analyze operations by reviewing financial information regarding our primary products that are aggregated into the Annuity and Life Insurance product segments. In addition, our Corporate and Other segment includes various support operations, corporate capital and other product lines that are not currently underwritten by the Company.

The Annuity segment primarily consists of fixed rate annuities and supplementary contracts (some of which involve life contingencies). Fixed rate annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed rate annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees. Our multi-line distribution channel began selling index annuities in late 2012. With index annuity products, we bear the underlying investment risk and credit interest in an amount equal to a percentage of the gain in a specified market index, subject to minimum guarantees.

The Life Insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The Corporate and Other segment consists of the following corporate items and products/services that do not meet the quantitative threshold for separate segment reporting:

•	investments and related investment income not specifically allocated to our product segments;
•	interest expense;
•	closed blocks of variable annuity, variable universal life insurance and accident and health insurance products;
•	advisory services for the management of investments and other companies;
•	marketing and distribution services for the sale of mutual funds and insurance products not issued by us; and
•	leasing services, primarily with affiliates.

We analyze our segment results based on pre-tax operating income. Accordingly, income taxes are not allocated to the segments. In addition, operating results are reported net of transactions between the segments.

FBL Financial Group, Inc.
Consolidating Statements of Pre-tax Operating Income

Quarter Ended March 31, 2014	Annuity	Life Insurance	Corporate & Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive product charges	$554	$14,760	$11,777	$27,091
Traditional life insurance premiums	—	45,492	—	45,492
Net investment income	49,025	35,650	7,646	92,321
Other income	—	(85)	3,946	3,861
Total operating revenues	49,579	95,817	23,369	168,765

Benefits and expenses:
Interest sensitive product benefits	26,755	19,412	7,334	53,501
Traditional life insurance benefits	—	41,497	—	41,497
Policyholder dividends	—	3,345	—	3,345
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	454	4,152	1,047	5,653
Amortization of deferred policy acquisition costs	2,461	3,831	1,655	7,947
Amortization of value of insurance in force acquired	143	306	—	449
Other underwriting expenses	4,319	13,182	1,863	19,364
Total underwriting, acquisition and insurance expenses	7,377	21,471	4,565	33,413
Interest expense	—	—	1,212	1,212
Other expenses	—	—	4,128	4,128
Total benefits and expenses	34,132	85,725	17,239	137,096
	15,447	10,092	6,130	31,669
Net loss attributable to noncontrolling interest	—	—	43	43
Equity loss, before tax	—	—	(1,580)	(1,580)
Pre-tax operating income	$15,447	$10,092	$4,593	$30,132

FBL Financial Group, Inc.
Consolidating Statements of Pre-tax Operating Income (Continued)

Quarter Ended March 31, 2013	Annuity	Life Insurance	Corporate & Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive product charges	$313	$13,737	$11,242	$25,292
Traditional life insurance premiums	—	44,934	—	44,934
Net investment income	47,794	34,729	8,879	91,402
Other income	—	(62)	3,776	3,714
Total operating revenues	48,107	93,338	23,897	165,342

Benefits and expenses:
Interest sensitive product benefits	24,679	17,323	6,507	48,509
Traditional life insurance benefits	—	39,798	—	39,798
Policyholder dividends	—	3,358	—	3,358
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	937	6,100	1,147	8,184
Amortization of deferred acquisition costs	2,821	3,022	259	6,102
Amortization of value of insurance in force acquired	164	373	—	537
Other underwriting expenses	4,825	13,432	1,848	20,105
Total underwriting, acquisition and insurance expenses	8,747	22,927	3,254	34,928
Interest expense	—	—	1,975	1,975
Other expenses	—	—	4,384	4,384
Total benefits and expenses	33,426	83,406	16,120	132,952
	14,681	9,932	7,777	32,390
Net loss attributable to noncontrolling interest	—	—	28	28
Equity loss, before tax	—	—	(707)	(707)
Pre-tax operating income	$14,681	$9,932	$7,098	$31,711

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Annuity Segment

	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$313	$344	$279	$300	$554
Net investment income	47,794	48,889	50,156	49,464	49,025
Total operating revenues	48,107	49,233	50,435	49,764	49,579

Benefits and expenses:
Interest sensitive product benefits	24,679	25,399	25,754	26,476	26,755
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	937	595	458	564	454
Amortization of deferred acquisition costs	2,821	1,160	2,748	2,693	2,461
Amortization of value of insurance in force acquired	164	369	208	166	143
Other underwriting expenses	4,825	4,637	4,840	4,454	4,319
Total underwriting, acquisition and insurance expenses	8,747	6,761	8,254	7,877	7,377
Total benefits and expenses	33,426	32,160	34,008	34,353	34,132
Pre-tax operating income	$14,681	$17,073	$16,427	$15,411	$15,447

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$3,498,745	$3,642,460	$3,639,855	$3,645,736	$3,713,165
Deferred acquisition costs	82,653	83,352	82,734	82,404	82,901
Value of insurance in force acquired	9,133	8,737	8,531	8,364	8,224

Liabilities and equity:
Liabilities:
Interest sensitive product reserves	$3,053,711	$3,136,084	$3,162,323	$3,172,598	$3,232,193
Other insurance reserves	382,600	380,612	377,388	376,879	375,232
Allocated equity, excluding AOCI	261,160	267,269	269,018	269,760	266,949

Other data:
Number of direct contracts	53,594	53,265	53,232	53,252	53,179

Portfolio yield net of assumed defaults	5.26%	5.18%	5.14%	5.11%	5.07%
Credited rate	3.00	2.99	2.99	2.99	2.97
Spread on fixed annuities at end of quarter (1)	2.26%	2.19%	2.15%	2.12%	2.10%

Interest sensitive reserve activity:
Individual deferred annuity reserve:
Balance, beginning of period	$2,338,272	$2,376,892	$2,398,586	$2,424,202	$2,460,609
Deposits	77,115	60,470	56,325	64,936	85,207
Withdrawals, surrenders and death benefits	(40,111)	(46,431)	(37,407)	(36,221)	(43,079)
Net flows	37,004	14,039	18,918	28,715	42,128

Policyholder interest	17,230	17,382	17,478	17,836	17,946
Annuitizations and other	(15,614)	(9,727)	(10,780)	(10,144)	(12,014)
Balance, end of period	2,376,892	2,398,586	2,424,202	2,460,609	2,508,669
Other interest sensitive reserves	676,819	737,498	738,121	711,989	723,524
Total interest sensitive product reserves	$3,053,711	$3,136,084	$3,162,323	$3,172,598	$3,232,193

(1)	Point-in-time spread at the balance sheet date used by management for decision making, which differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Life Insurance Segment

	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$13,737	$14,500	$20,831	$15,136	$14,760
Traditional life insurance premiums	44,934	46,058	43,883	46,069	45,492
Net investment income	34,729	35,064	35,210	35,507	35,650
Other income	(62)	(69)	(73)	(129)	(85)
Total operating revenues	93,338	95,553	99,851	96,583	95,817

Benefits and expenses:
Interest sensitive product benefits:
Interest credited	7,448	7,731	8,057	8,093	8,002
Death benefits and other	9,875	9,631	11,582	8,982	11,410
Total interest sensitive product benefits	17,323	17,362	19,639	17,075	19,412
Traditional life insurance benefits:
Death benefits	18,368	15,680	18,740	17,917	19,754
Surrender and other benefits	9,101	9,064	8,263	8,690	9,009
Increase in traditional life future policy benefits	12,329	15,519	12,723	14,068	12,734
Total traditional life insurance benefits	39,798	40,263	39,726	40,675	41,497
Policyholder dividends	3,358	3,395	3,244	3,322	3,345
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	6,100	5,866	4,407	4,622	4,152
Amortization of deferred acquisition costs	3,022	4,385	4,667	3,686	3,831
Amortization of value of insurance in force acquired	373	413	424	383	306
Other underwriting expenses	13,432	12,866	13,481	13,204	13,182
Total underwriting, acquisition and insurance expenses	22,927	23,530	22,979	21,895	21,471
Total benefits and expenses	83,406	84,550	85,588	82,967	85,725
Pre-tax operating income	$9,932	$11,003	$14,263	$13,616	$10,092

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$2,341,579	$2,404,847	$2,462,296	$2,473,047	$2,526,787
Deferred acquisition costs	205,065	209,078	210,818	216,743	219,974
Value of insurance in force acquired	22,796	22,381	21,957	21,571	21,266

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$707,123	$736,341	$761,236	$774,614	$787,436
Other insurance reserves	1,633,287	1,649,913	1,660,841	1,679,942	1,695,142
Allocated equity, excluding AOCI	279,656	286,444	292,699	298,612	290,063

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Life Insurance Segment (Continued)

	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014
		(Dollars in thousands)
Other data:
Number of direct policies - traditional life	356,408	357,192	356,605	358,924	359,299
Number of direct policies - universal life	60,150	60,533	60,518	61,250	61,219
Direct face amounts - traditional life	$41,017,541	$41,696,782	$42,030,894	$42,865,933	$43,359,093
Direct face amounts - universal life	$5,904,084	$6,007,750	$6,062,960	$6,189,967	$6,235,767

Portfolio yield net of assumed defaults	5.58%	5.53%	5.49%	5.48%	5.47%
Credited rate	4.10	4.08	4.04	3.93	3.93
Spread on universal life at end of quarter (1)	1.48%	1.45%	1.45%	1.55%	1.54%

Interest sensitive reserve activity:
Balance, beginning of period	$686,067	$707,123	$736,341	$761,236	$774,614
Deposits	33,049	40,014	33,649	24,838	27,289
Withdrawals and surrenders	(4,347)	(5,064)	(4,206)	(4,115)	(6,541)
Net flows	28,702	34,950	29,443	20,723	20,748

Policyholder interest	6,773	6,950	7,193	7,405	7,370
Policy charges	(14,714)	(15,202)	(15,050)	(15,668)	(15,631)
Benefits and other	295	2,520	3,309	918	335
Balance, end of period	$707,123	$736,341	$761,236	$774,614	$787,436

(1)
Point-in-time spread at the balance sheet date used by management for decision making with universal life (excluding products with a secondary guarantee) differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Corporate and Other

	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$11,242	$12,004	$11,067	$11,780	$11,777
Net investment income	8,879	9,626	9,083	8,255	7,646
Other income	3,776	3,765	3,361	3,937	3,946
Total operating revenues	23,897	25,395	23,511	23,972	23,369

Benefits and expenses:
Interest sensitive product benefits	6,507	5,960	8,045	9,671	7,334
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	1,147	930	831	953	1,047
Amortization of deferred acquisition costs	259	3,917	563	431	1,655
Other underwriting expenses	1,848	1,680	1,536	1,574	1,863
Total underwriting, acquisition and insurance expenses	3,254	6,527	2,930	2,958	4,565
Interest expense	1,975	1,838	1,833	1,217	1,212
Other expenses	4,384	4,818	5,037	4,175	4,128
Total benefits and expenses	16,120	19,143	17,845	18,021	17,239
	7,777	6,252	5,666	5,951	6,130
Net loss attributable to noncontrolling interest	28	34	68	35	43
Equity loss, before tax	(707)	(245)	(1,325)	(1,362)	(1,580)
Pre-tax operating income	$7,098	$6,041	$4,409	$4,624	$4,593

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$720,919	$693,058	$645,686	$666,521	$625,172
Deferred acquisition costs	95,286	91,361	92,225	91,917	90,434
Separate account assets	651,474	641,248	665,252	693,955	694,570

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$322,497	$326,726	$329,495	$328,702	$331,594
Other insurance reserves	98,270	95,402	95,213	96,840	97,534
Separate account liabilities	651,474	641,248	665,252	693,955	694,570
Allocated equity, excluding AOCI	402,358	414,728	336,539	354,302	375,201

Rollforward of separate account balances:
Beginning separate account balance	$618,809	$651,474	$641,248	$665,252	$693,955
Net premiums	5,847	8,214	5,114	5,262	8,413
Net investment income	47,848	2,112	36,448	44,798	10,797
Charges, benefits and surrenders	(21,030)	(20,552)	(17,558)	(21,357)	(18,595)
Ending separate account balance	$651,474	$641,248	$665,252	$693,955	$694,570

Other data:
Number of direct contracts - variable annuity	13,643	13,458	13,138	12,941	12,735
Number of direct policies - variable universal life	46,311	45,714	45,208	44,690	44,155
Direct face amounts - variable universal life	$5,750,019	$5,678,574	$5,603,017	$5,547,580	$5,473,919

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment

	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014
		(Dollars in thousands)
Annuity
Balance - beginning of period	$82,396	$82,653	$83,352	$82,734	$82,404
Capitalization:
Commissions	2,909	1,976	1,868	2,222	2,655
Expenses	297	220	233	137	270
Total capitalization	3,206	2,196	2,101	2,359	2,925
Amortization - operating basis, before impact of unlocking	(2,821)	(2,790)	(2,748)	(2,691)	(2,461)
Amortization - unlocking, operating basis	—	1,630	—	—	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(128)	(337)	29	2	33
Balance - end of period	$82,653	$83,352	$82,734	$82,404	$82,901

Life Insurance
Balance - beginning of period	$199,266	$205,065	$209,078	$210,818	$216,743
Capitalization:
Commissions	5,682	5,024	4,027	6,392	3,797
Expenses	3,014	3,134	2,725	2,680	3,055
Deferral of sales inducements	393	319	70	655	244
Total capitalization	9,089	8,477	6,822	9,727	7,096
Amortization - operating basis, before impact of unlocking	(3,080)	(3,573)	(4,896)	(3,773)	(3,865)
Amortization - unlocking, operating basis	—	(959)	—	—	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(210)	68	(186)	(29)	—
Balance - end of period	$205,065	$209,078	$210,818	$216,743	$219,974

Corporate and Other
Balance - beginning of period	$94,984	$95,286	$91,361	$92,225	$91,917
Capitalization:
Commissions	313	238	144	217	267
Deferral of sales inducements	8	5	1	25	2
Total capitalization	321	243	145	242	269
Amortization - operating basis, before impact of unlocking	(283)	(3,036)	(499)	(477)	(1,685)
Amortization - unlocking, operating basis	—	(926)	—	—	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	264	(206)	1,218	(73)	(67)
Balance - end of period	$95,286	$91,361	$92,225	$91,917	$90,434

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment (Continued)

	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014
		(Dollars in thousands)
Total
Balance - beginning of period	$376,646	$383,004	$383,791	$385,777	$391,064
Capitalization:
Commissions	8,904	7,238	6,039	8,831	6,719
Expenses	3,311	3,354	2,958	2,817	3,325
Deferral of sales inducements	401	324	71	680	246
Total capitalization	12,616	10,916	9,068	12,328	10,290
Amortization - operating basis, before impact of unlocking	(6,184)	(9,399)	(8,143)	(6,941)	(8,011)
Amortization - unlocking, operating basis	—	(255)	—	—	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(74)	(475)	1,061	(100)	(34)
Balance - end of period	383,004	383,791	385,777	391,064	393,309
Impact of realized/unrealized gains/losses in AOCI	(153,936)	(83,327)	(67,211)	(55,550)	(105,551)
Deferred acquisition costs	$229,068	$300,464	$318,566	$335,514	$287,758

FBL Financial Group, Inc.
Collected Premiums

	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014
		(Dollars in thousands)
Annuity
Individual:
Fixed rate:
First year	$38,958	$26,752	$27,567	$22,538	$31,211
Renewal	36,113	29,367	23,172	22,910	32,374
Total fixed rate	75,071	56,119	50,739	45,448	63,585
Index annuity	2,205	3,495	5,932	11,732	21,219
Total individual	77,276	59,614	56,671	57,180	84,804
Group	1,988	2,760	1,706	2,271	1,448
Total Annuity	79,264	62,374	58,377	59,451	86,252

Life Insurance
Direct:
Universal life:
First year	17,944	24,123	19,113	9,290	10,318
Renewal	14,217	14,899	13,815	14,762	16,468
Total universal life	32,161	39,022	32,928	24,052	26,786
Participating whole life:
First year	3,202	2,817	2,922	2,968	2,513
Renewal	24,119	24,968	23,342	24,103	25,067
Total participating whole life	27,321	27,785	26,264	27,071	27,580
Term life and other:
First year	2,915	2,879	2,678	2,880	2,714
Renewal	19,476	19,889	19,992	20,584	21,455
Total term life and other	22,391	22,768	22,670	23,464	24,169
Total direct life insurance	81,873	89,575	81,862	74,587	78,535
Reinsurance	(5,220)	(5,113)	(4,915)	(5,175)	(5,697)
Total Life Insurance	76,653	84,462	76,947	69,412	72,838

Corporate and Other
Variable, net of reinsurance	19,478	18,680	14,809	15,334	19,569
Accident and health, net of reinsurance	59	39	32	275	64
Total Corporate and Other	19,537	18,719	14,841	15,609	19,633

Total collected premiums	$175,454	$165,555	$150,165	$144,472	$178,723

FBL Financial Group, Inc.
Other Information

	March 31,	June 30,	September 30,	December 31,	March 31,
	2013	2013	2013	2013	2014
		(Dollars in thousands, except per share data)

Capitalization:
Short-term debt	$—	$—	$25,000	$—	$—
Senior notes with affiliates	50,000	50,000	—	—	—
Trust preferred securities, due 2047	97,000	97,000	97,000	97,000	97,000
Total debt	147,000	147,000	122,000	97,000	97,000

Preferred stock	3,000	3,000	3,000	3,000	3,000
Common stockholders' equity, excluding AOCI	943,174	968,441	898,256	922,674	932,213
Total capitalization, excluding AOCI	1,093,174	1,118,441	1,023,256	1,022,674	1,032,213

Accumulated other comprehensive income	295,757	164,788	135,316	119,067	188,547
Total capitalization, including AOCI	$1,388,931	$1,283,229	$1,158,572	$1,141,741	$1,220,760

Common shares outstanding	25,563,170	25,614,196	24,717,212	24,754,355	24,701,852

Book Value per Share:
Excluding AOCI	$36.90	$37.81	$36.34	$37.27	$37.74
Including AOCI	48.47	44.24	41.82	42.08	45.37

Debt-to-Capital Ratio:
Excluding AOCI	13.4%	13.1%	11.9%	9.5%	9.4%
Including AOCI	10.6	11.5	10.5	8.5	7.9

Debt-to-Capital Ratio with 100% Credit for Trust Preferred Securities:
Excluding AOCI	4.6%	4.5%	2.4%	—%	—%
Including AOCI	3.6	3.9	2.2	—	—

Class A Common Ownership:
Iowa Farm Bureau Federation	60.4%	60.3%	59.7%	59.7%	59.8%
Other Farm Bureau entities	5.7	5.7	5.9	5.7	6.3
Public	33.9	34.0	34.4	34.6	33.9
	100.0%	100.0%	100.0%	100.0%	100.0%

FBL Financial Group, Inc.
Other Information (Continued)

	March 31,	June 30,	September 30,	December 31,	March 31,
	2013	2013	2013	2013	2014

Quality of Fixed Maturity Securities:
AAA, AA, A	62.2%	62.7%	61.9%	61.3%	61.8%
BBB	32.8	32.9	33.5	34.3	33.8
BB	3.0	2.6	2.8	2.7	2.7
<BB	2.0	1.8	1.8	1.7	1.7

Investment by Type:
Fixed maturity securities	65.5%	66.2%	66.9%	66.8%	67.4%
Residential mortgage-backed	9.0	8.4	7.7	7.4	7.3
Commercial mortgage-backed	6.7	6.3	6.1	5.7	6.0
Other asset-backed	6.3	6.5	6.6	6.5	6.4
Mortgage loans	7.7	8.1	8.1	8.2	8.0
Equity securities	1.1	1.1	1.2	1.3	1.4
Other	3.7	3.4	3.4	4.1	3.5

Agent Strength Totals:
Full time agents
8-state Farm Bureau Property & Casualty channel	1,129	1,111	1,088	1,121	1,117
7 life partner states (1)	686	682	681	680	677
	1,815	1,793	1,769	1,801	1,794

Reserve agents (2)	—	—	—	—	6

(1) Includes Greenfields Life Insurance Company agents in Colorado.
(2) Our reserve agent program allows individuals to work on a trial basis with the goal of becoming full time agents.

	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014
Equity Income (Loss), net of related income taxes		(Dollars in thousands)
Equity income (loss):
Low income housing tax credit partnerships	$(1,346)	$(1,540)	$(1,473)	$(1,914)	$(1,761)
Other equity method investments	639	1,295	148	552	181
	(707)	(245)	(1,325)	(1,362)	(1,580)
Income taxes:
Taxes on equity income (loss)	247	87	463	477	566
Investment tax credits	1,772	2,686	2,691	2,626	2,662
Equity income (loss), net of related income taxes	$1,312	$2,528	$1,829	$1,741	$1,648